                                    TPC-5

                                CABLE NETWORK

                          AMENDATORY AGREEMENT NO. 1

                                    TO THE

                    CONSTRUCTION AND MAINTENANCE AGREEMENT










                                       Certified as a True and Accurate Copy
                                       of the TPC-5 Cable Network Amendatory
                                       Agreement No. 1 to the Construction
                                       and Maintenance Agreement.

                                       By: /s/ R.C. Mascola
                                           -------------------------
                                       R.C. Mascola
                                       AT&T
                                       June 8, 1995

                                    TPC-5


                                CABLE NETWORK


                          AMENDATORY AGREEMENT NO. 1


                                    TO THE


                    CONSTRUCTION AND MAINTENANCE AGREEMENT

                             TPC-5 CABLE NETWORK

                          AMENDATORY AGREEMENT NO. 1

                TO THE CONSTRUCTION AND MAINTENANCE AGREEMENT

     THIS AGREEMENT (hereinafter referred to as "Amendatory Agreement No. 1"), is made between and among the Parties signatory hereto (hereinafter collectively called "the Parties"), which Parties are identified in Schedule A.

                                  WITNESSETH

     WHEREAS, an Agreement was entered into, effective October 29, 1992 (hereinafter referred to as the "TPC-5 Cable Network C&MA") to provide, construct, maintain and operate the TPC-5 Cable Network, and

     WHEREAS, the Parties identified in Schedule A1 hereto (hereinafter referred to as the "Additional Parties") each desire to become a Party to the TPC-5 Cable Network C&MA, and acquire an assignment of Minimum Investment Units ("MIUs") as shown in replacement Schedules F and G attached hereto, and as further reflected in replacement Schedules B, C, D and E attached hereto, and

     WHEREAS, in accordance with Paragraph 25 of the TPC-5 Cable Network C&MA, the Management Committee has agreed to admit the Additional Parties as Parties to the TPC-5 Cable Network C&MA, commensurate with the requirements of the Additional Parties and other Parties to the TPC-5 Cable Network C&MA, and

     WHEREAS, in accordance with Subparagraph 13(a) of the TPC-5 Cable Network C&MA, certain existing Parties desire to reassign their MIU Path Assignments or to expand their assigned capacity in the TPC-5 Cable Network and thereby make commensurate changes in their Investment Shares, Voting Interests, Ownership Interests, and Allocation of Capital, Operation, and Maintenance Costs in the TPC-5 Cable Network, and to reflect such changes in replacement Schedules B, C, D, E, F, and G of the TPC-5 Cable Network C&MA, and

     WHEREAS, certain existing Parties in the TPC-5 Cable Network C&MA have undergone organizational changes, resulting in new addresses or new descriptions, or in a different entity becoming their assignee or successor in interest, and the Parties now desire to reflect such changes in the TPC-5 Cable Network C&MA by incorporating such changes in replacement Schedules A, B, C, D, E, F and G attached hereto, and

     WHEREAS, AT&T as owner of Segment A of the TPC-5 Cable Network, the new Cable Station at Coos Bay, Oregon, as a result of a definition of the geographic site of that Cable Station, wishes to redefine its location to Bandon, Oregon; and

     NOW, THEREFORE, the Parties hereto agree with each other as follows:

     1. The identification of the Parties, the investment shares, the voting interests, the ownership interests, the allocation of capital, operating and maintenance costs and the assignment of MIUs of the TPC-5 Cable Network are revised in accordance with Schedules A, B, C, D, E, F and G hereto. As of the effective date of this Amendatory Agreement No. 1, Schedules A, B, C, D, E, F, and G hereto shall replace the previous Schedules A, B, C, D, E, F, and G of the TPC-5 Cable Network C&MA.

     2. Each of the Additional Parties hereby:

        (a) agrees to accept and abide by the terms and conditions of the TPC-5 Cable Network C&MA, which is incorporated by reference and made a part hereof;

        (b) agrees to assume responsibility to pay its proportionate share of any costs incurred under the TPC-5 Cable Network C&MA prior to becoming a Party thereto; and

        (c) agrees to accept and abide by all decisions already taken in relation to the TPC-5 Cable Network by the Parties to the TPC-5 Cable Network C&MA prior to its becoming a Party thereto.

     3. Unless otherwise required by the context, VNPT and TI shall be collectively referred to as "Vietnamese Party" or "VP" in the TPC-5 Cable Network C&MA, under which VNPT and TI shall assume, jointly but not on a several basis in shares as agreed between VNPT and TI, all interests, rights, obligations and liabilities allocable to VP under TPC-5 Cable Network C&MA.
All interests, rights, obligations and liabilities of VP under the TPC-5
Cable Network C&MA shall transfer to VNPT, upon the date of TI's notification to other Parties in writing of such title transfer. Upon such transfer, notwithstanding Paragraph 20, all rights and obligations of TI independently under the TPC-5 Cable Network C&MA shall cease, and any reference to VP in the agreements in association with the TPC-5 Cable Network C&MA shall be deemed to be a reference to VNPT. Notwithstanding the foregoing, such notification by TI shall not relieve TI from any liabilities, costs, damages or obligations incurred prior to such notification being made.

     4. AT&T and KDD shall bill the Additional Parties and the existing Parties acquiring capacity for their proportional shares, as specified in Schedule E of this Amendatory Agreement No. 1, of the costs of the TPC-5 Cable Network incurred by AT&T and KDD to the date of this Amendatory Agreement No. 1. These and subsequent bills shall be calculated, rendered and paid in accordance with the TPC-5 Cable Network C&MA and any applicable decisions of the Management Committee.

     5. Upon execution of this Amendatory Agreement No. 1, the Additional Parties are hereby admitted as signatories to the TPC-5 Cable Network C&MA and deemed to be Parties thereto.

     6. The assigned capacity of the TPC-5 Cable Network is hereby expanded in accordance with Subparagraph 13(a) of the TPC-5 Cable Network C&MA, as reflected in Schedules F and G of this Amendatory Agreement No. 1.

     7. Financial adjustments relating to the change in Path Assignment of the TPC-5 Cable Network pursuant to Subparagraph 13(a) of the TPC-5 C&MA shall be made in accordance with Subparagraph 13(b) of the TPC-5 C&MA.

     8. Paragraph 2, Subparagraphs 3(a), 7(b), and 15(a), are hereby amended and Attachment 1 is hereby replaced, to reflect the new identification of Segment A of the TPC-5 Cable Network, by changing Coos Bay, Oregon to Bandon, Oregon.

     9. In accordance with Subparagraph 31(a) of the TPC-5 Cable Network C&MA, only one (1) original copy of this Amendatory Agreement No. 1 shall be executed. AT&T shall retain the signed original version of this Amendatory Agreement No. 1 and each of the other Parties will be promptly provided with certified photo copies hereof.

     10. Except as specifically amended by this Amendatory Agreement No. 1, the TPC-5 Cable Network C&MA shall remain unchanged and in full force and effect.

     11. The performance of this Amendatory Agreement No. 1 is contingent upon the obtaining and continuance of such governmental approvals, consents, authorizations, licenses and permits as may be required or deemed necessary by the Parties and as may be satisfactory to them.

     12. This Amendatory Agreement No. 1 shall be effective as of the 16th day of May, 1995.

                                 TESTIMONIUM

     IN WITNESS WHEREOF, the Parties hereto have severally subscribed these presents or caused them to be subscribed in their names and on their behalf by their respective officers thereunto duly authorized.

AT&T CORP.

By: /s/ Charles D. Hogan
    -------------------------

BELGACOM S.A.

By: /s/ Charles D. Hogan
    -------------------------

BORD TELECOM EIREANN

By: /s/ Charles D. Hogan
    -------------------------

BRITISH TELECOMMUNCATIONS PLC

By: /s/ [Illegible]
    -------------------------


BUNDESMINISTERIUM FUER OEFFENTLICHE WIRTSCHAFT UND VERKEHR,
GENERALDIREKTION FUER DIE POST-UND TELEGRAPHENVERWALTUNG

By: /s/ Charles D. Hogan
    -------------------------

CAPWIRE

By: /s/ [Illegible]
    -------------------------

CELLULAR COMMUNICATIONS NETWORK

By: /s/ [Illegible]
    -------------------------

THE COMMUNICATIONS AUTHORITY OF THAILAND

By: /s/ [Illegible]
    -------------------------

COMMUNICATION TELESYSTEMS INTERNATIONAL

By: /s/ [Illegible]
    -------------------------

COMPANHIA PORTUGUESE RADIO MARCONI

By: /s/ Charles D. Hogan
    -------------------------

DACOM CORPORATION

By: /s/ [Illegible]
    -------------------------

DEUTSCHE TELEKOM AG

By: /s/ [Illegible]
    -------------------------

DIGITAL TELECOMMUNICATIONS PHILS., INC.

By: /s/ [Illegible]
    -------------------------

DIRECTORATE GENERAL OF TELECOMMUNICATIONS

By: /s/ [Illegible]
    -------------------------

EASTERN TELECOMMUNICATIONS PHILIPPINES, INCORPORATED

By: /s/ [Illegible]
    -------------------------

EMPRESA BRASILEIRA DE TELECOMMUNICACOES, S.A. EMBRATEL

By: /s/ Charles D. Hogan
    -------------------------





EMPRESA NACIONAL DE TELECOMUNICACIONES (ENTEL-BOLVIA)

By: /s/ Charles D. Hogan
    -------------------------

FRANCE TELECOM

By: /s/ [Illegible]
    -------------------------

GENERAL DIRECTORATE OF TURKISH PTT

By: /s/ F. I. James
    -------------------------

GTE HAWAIIAN TELEPHONE COMPANY

By: /s/ [Illegible]
    -------------------------

HONG KONG TELECOM INTERNATIONAL LIMITED

By: /s/ [Illegible]
    -------------------------

IDB WORLDCOM SERVICES INC.

By: /s/ [Illegible]
    -------------------------

INTERNATIONAL DIGITAL COMMUNICATIONS INC.

By: /s/ [Illegible]
    -------------------------

PT (PERSERO) INDOSAT

By: /s/ [Illegible]
    -------------------------

INTERNATIONAL COMMUNICATIONS CORPORATION

By: /s/ [Illegible]
    -------------------------

INTERNATIONAL TELECOMMUNICATIONS DEVELOPMENT CORP.

By: /s/ [Illegible]
    -------------------------

INTERNATIONAL TELECOM JAPAN INC.

By: /s/ [Illegible]
    -------------------------

ISLA COMMUNICATIONS CO. INC.

By: /s/ [Illegible]
    -------------------------

IT&E OVERSEAS, INC.

By: /s/ [Illegible]
    -------------------------

KOKUSAI DENSHIN DENWA CO., LTD

By: /s/ [Illegible]
    -------------------------

KOREA TELECOM

By: /s/ [Illegible]
    -------------------------

ENTERPRISE DES POSTES ET TELECOMMUNICATIONS DU LUXEMBOURG

By: /s/ Charles D. Hogan
    -------------------------

MCI INTERNATIONAL, INC.

By: /s/ [Illegible]
    -------------------------

MERCURY COMMUNICATIONS LIMITED

By: /s/ [Illegible]
    -------------------------

NORWEGIAN TELECOM

By: /s/ Jan Crovent
    -------------------------

OPTUS NETWORKS PTY LIMITED (ACN 008 570 330)

By: /s/ [Illegible]
    -------------------------

PACIFIC GATEWAY EXCHANGE

By: /s/ Robert F. Craven
    -------------------------

PHILIPPINE GLOBAL COMMUNICATIONS, INC.

By: /s/ [Illegible]        5/16/95
    -------------------------

PHILIPPINE LONG DISTANCE TELEPHONE COMPANY

By: /s/ [Illegible]
    -------------------------

PTT TELECOM BV

By: /s/ [Illegible]
    -------------------------

ROSTELECOM JOINT STOCK COMPANY

By: /s/ Charles D. Hogan
    -------------------------

PT SATELIT PALAPA INDONESIA

By: /s/ [Illegible]
    -------------------------

SINGAPORE TELECOMMUNICATIONS PRIVATE LIMITED

By: /s/ [Illegible]
    -------------------------

SPRINT COMMUNICATIONS COMPANY LIMITED PARTNERSHIP

By: /s/ [Illegible]
    -------------------------

SWISS TELECOM PTT

By: /s/ [Illegible]
    -------------------------

TELECOM DENMARK

By: /s/ Jan Crovent
    -------------------------

TELECOM FINLAND LTD.

By: /s/ Jan Crovent
    -------------------------

TELECOM ITALIA/S.P.A.

By: /s/ [Illegible]
    -------------------------

TELECOM PURCHASING LIMITED

By: /s/ [Illegible]
    -------------------------

TELECOMUNICACIONES INTERNACIONALES DE ARGENTINA

By: /s/ Charles D. Hogan
    -------------------------

TELEFONICA DE ESPANA, S.A.

By: /s/ Charles D. Hogan
    -------------------------

TELEFONICA DEL PERU

By: /s/ [Illegible]
    -------------------------

TELEFONOS DE MEXICO, S.A. DE C.V.

By: /s/ [Illegible]         - SPRINT
    -------------------------

TELEGLOBE CANADA INC.

By: /s/ [Illegible]
    -------------------------

TELEKOM MALAYSIA BERHAD

By: /s/ [Illegible]
    -------------------------

TELIA

By: /s/ [Illegible]
    -------------------------

TELSTRA CORPORATION LIMITED (ACN 051 775 556)

By: /s/ F. I. James
    -------------------------

TELSTRA INTERNATIONAL, LIMITED (ACN 003 429 883)

By: /s/ F. I. James
    -------------------------

TRANSOCEANIC COMMUNICATIONS, INCORPORATED

By: /s/ [Illegible]
    -------------------------

TRT/FTC COMMUNICATIONS, INC

By: /s/ [Illegible]
    -------------------------

VIDESH SANCHAR NIGAM LIMITED

By: /s/ Charles D. Hogan
    -------------------------

VIETNAM POSTS AND TELECOMMUNICATIONS

By: /s/ [Illegible]
    -------------------------

                   LIST OF OMITTED SCHEDULES AND ATTACHMENT

          The following Schedules and Attachment to the TPC-5 Cable Network Amendatory Agreement No. 1 to the Construction and Maintenance Agreement have been omitted from this Exhibit and shall be furnished supplementally to the Commission upon request:

          Schedule A -- Parties to the Agreement

          Schedule A-1 -- Additional Parties

          Schedule B -- Investment Shares and Voting Interests in the TPC-5
                        Cable Network

          Schedule C -- Ownership Interests in Segments G, H, I and J

          Schedule D -- IRU Interests in Segments T1 and T2

          Schedule E -- Allocation of Capital and Operation and Maintenance
                        Costs of Segments A, B, C, D, E, F, G, H, I, J, T1
                        and T2

          Schedule F -- Half MIU Capacity Assigned by Path

          Schedule G-1 -- Path Assignment of MIUs in the TPC-5 Cable Network
                          (U.S. Mainland-Hawaii)

          Schedule G-2 -- Path Assignment of MIUs in the TPC-5 Cable Network
                          (Hawaii-Guam)

          Schedule G-3 -- Path Assignment of MIUs in the TPC-5 Cable Network
                          (Guam-Japan)

          Schedule G-4 -- Path Assignment of MIUs in the TPC-5 Cable Network
                          (Japan-U.S. Mainland)

          Schedule G-5 -- Path Assignment of MIUs in the TPC-5 Cable Network
                          (U.S. Mainland-Guam)

          Schedule G-6 -- Path Assignment of MIUs in the TPC-5 Cable Network
                          (Hawaii-Japan)

          Attachment 1-- TPC-5 Cable Network